SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): July 21, 2004

                                      Wyeth
             (Exact name of registrant as specified in its charter)



      Delaware                        1-1225                    13-2526821
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                   Number)                 Identification No.)




Five Giralda Farms, Madison, New Jersey                           07940
(Address of Principal Executive Offices)                       (Zip Code)



        Registrant's telephone number, including area code:  973-660-5000



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Item 12.  Results of Operations and Financial Condition

     Attached hereto as Exhibit 99 and incorporated to this Item 12 by reference is Wyeth's Earnings Results for the 2004 Second Quarter and First Half. The information included in this Item 12 and in Exhibit 99 hereto is not being filed but rather is being furnished under Regulation FD.

     This Current Report on Form 8-K is being posted on the Investor Relations section of Wyeth's internet website (www.wyeth.com).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WYETH

                                         By:   /s/ Paul J. Jones
                                                Paul J. Jones
                                               Vice President and
                                               Controller
                                               (Duly Authorized Signatory)


Dated:  July 21, 2004

                               EXHIBIT INDEX

Exhibit No. Description

99 Press Release dated July 21, 2004, reporting Wyeth's Earnings Results for the 2004 Second Quarter and First Half.